UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________________________________________
FORM 8-K
____________________________________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2023
__________________________________________________________________________________________________________
FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________________________

Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited
P.O. Box 698, 4th Floor, Apollo House, 87 Mary Street
George Town, Grand Cayman, KY1-1107
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 4, 2023, Fresh Del Monte Produce Inc. ("the Company") held its virtual Annual General Meeting of Shareholders (the "Annual Meeting"). A total of 44,721,817 Ordinary Shares, or 93% of the Ordinary Shares issued and outstanding as of the March 7, 2023 record date, were represented at the meeting virtually or by proxy. The proposals presented at the Annual Meeting are described in detail in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2023. The results were as follows:

Proposal 1

The shareholders approved the election of two director nominees for a three-year term expiring at the 2026 Annual General Meeting of Shareholders.

Directors	For	Against	Abstain	Broker Non-Votes
Michael J. Berthelot	32,464,454	11,457,047	21,145	779,171
Lori Tauber Marcus	32,741,140	11,169,313	32,193	779,171

Proposal 2

The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2023 fiscal year.

For	43,794,790
Against	889,284
Abstain	37,743

Proposal 3

The shareholders approved, by non-binding, advisory vote, the compensation of the Company's named executive officers in 2022.

For	40,557,608
Against	3,327,539
Abstain	57,499
Broker Non-Votes	779,171

Proposal 4

The shareholders voted in favor of a frequency of every year for a shareholder vote on the compensation of the Company’s named executive officers.

For 1 year	40,054,978
For 2 years	5,533
For 3 years	3,854,320
Abstain	27,815
Broker Non-Votes	779,171

Based on the voting results with respect to this proposal, the Company's Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders every year until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 4, 2023	/s/ Monica Vicente
Monica Vicente
Senior Vice President and Chief Financial Officer